UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2023

T-MOBILE US, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington (Address of principal executive offices)	98006-1350 (Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TMUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 17, 2023, T-Mobile US, Inc. (the “Company”) announced the completion of the previously announced consent solicitations by its wholly-owned subsidiaries Sprint LLC (“Sprint”) and Sprint Capital Corporation (“SCC”) (the “Consent Solicitations”) and the receipt, as of March 17, 2023, of the requisite consents to approve the Sprint Indenture Amendments and the SCC Indenture Amendments (each as defined below), respectively.

On March 17, 2023, Sprint entered into the Ninth Supplemental Indenture (the “Sprint Supplemental Indenture”) by and between Sprint and The Bank of New York Mellon Trust Company, N.A. (the “Sprint Trustee”), which amends and supplements the Senior Notes Indenture, dated as of September 11, 2013, by and between Sprint and the Sprint Trustee (as amended and supplemented, the “Sprint Indenture”).  The Sprint Supplemental Indenture effects certain amendments (the “Sprint Indenture Amendments”) to the Sprint Indenture pertaining to Sprint’s 7.875% Notes due 2023, 7.125% Notes due 2024, 7.625% Notes due 2025 and 7.625% Notes due 2026 (collectively, the “Sprint Notes”).  Holders representing 91.30%, 93.32%, 95.92% and 93.96% in aggregate principal amount of Sprint’s 7.875% Notes due 2023, 7.125% Notes due 2024, 7.625% Notes due 2025 and 7.625% Notes due 2026, respectively, consented to the Sprint Indenture Amendments.

Also on March 17, 2023, SCC entered into the Sixth Supplemental Indenture (the “SCC Supplemental Indenture”) by and among SCC, Sprint Communications LLC (“Sprint Communications”) and The Bank of New York Mellon Trust Company, N.A. (the “SCC Trustee”), which amends and supplements the Indenture, dated as of October 1, 1998, by and among SCC, Sprint Communications and the SCC Trustee (as amended and supplemented, the “SCC Indenture”).  The SCC Supplemental Indenture effects certain amendments (the “SCC Indenture Amendments” and together with the Sprint Indenture Amendments, the “Indenture Amendments”) to the SCC Indenture pertaining to SCC’s 6.875% Notes due 2028 and 8.750% Notes due 2032 (collectively, the “SCC Notes” and together with the Sprint Notes, the “Notes”).  Holders representing 88.83% and 94.03% in aggregate principal amount of SCC’s 6.875% Notes due 2028 and 8.750% Notes due 2032, respectively, consented to the SCC Indenture Amendments.

The Indenture Amendments are being effected in connection with the Membership Interest Purchase Agreement, dated as of September 6, 2022 (as it may be amended, supplemented or modified from time to time, the “Purchase Agreement”), made by and among Sprint, Sprint Communications and Cogent Infrastructure, Inc. (“Cogent”), pursuant to which Cogent agreed to acquire certain assets and liabilities primarily relating to the U.S. long-haul fiber network (including the non-U.S. extensions thereof) of Sprint Communications and its subsidiaries (such assets and liabilities collectively, the “Wireline Business”) on the terms and subject to the conditions set forth in the Purchase Agreement.  The Purchase Agreement provides that, upon the terms and conditions set forth therein, Sprint Communications will undertake a divisive merger and Cogent will purchase from Sprint all of the issued and outstanding membership interests of a newly formed Delaware limited liability company resulting from such divisive merger that holds the Wireline Business (such transactions contemplated by the Purchase Agreement, the “Wireline Transaction”).

The Sprint Indenture Amendments amend the Sprint Indenture to expressly provide that the restriction on mergers, consolidations and transfers of all or substantially all property and assets of Sprint Communications shall not apply to the Wireline Transaction or certain divisive mergers in connection with or in contemplation of a disposition or other separation of the Wireline Business.  The SCC Indenture Amendments amend the SCC Indenture to expressly provide that the restriction on mergers and consolidations of Sprint Communications shall not apply to the Wireline Transaction or certain divisive mergers in connection with or in contemplation of a disposition or other separation of the Wireline Business.

The Sprint Supplemental Indenture and the SCC Supplemental Indenture each became effective on March 17, 2023 and the Indenture Amendments will become operative upon the payment of the applicable consent payments to the paying agent for the benefit of the holders of each series of Sprint Notes and SCC Notes whose consents were validly delivered (and not revoked) at or prior to the expiration of the applicable Consent Solicitation in accordance with the terms and conditions applicable to the relevant Consent Solicitation.

The Sprint Supplemental Indenture and the SCC Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively.  The foregoing descriptions of the Sprint Supplemental Indenture and the SCC Supplemental Indenture are qualified in their entirety by reference to the full text of the Sprint Supplemental Indenture and SCC Supplemental Indenture, respectively, which are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The disclosure set forth in Item 1.01 of, and Exhibit 99.1 to, this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On March 17, 2023, the Company issued a press release announcing completion of the Consent Solicitations on such date and the receipt, as of March 17, 2023, of the requisite consents to approve the Sprint Indenture Amendments and the SCC Indenture Amendments, respectively.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This communication is for information purposes only and is neither an offer to sell nor a solicitation of an offer to buy any series of Notes or any other securities.  This communication is also not a solicitation of consents with respect to the Indenture Amendments or any securities.  The solicitation of consents by Sprint was made only pursuant to the Sprint consent solicitation statement, and the solicitation of consents by SCC was made only pursuant to the SCC consent solicitation statement.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Sixth Supplemental Indenture, dated as of March 17, 2023, by and among Sprint Capital Corporation, Sprint Communications LLC and The Bank of New York Mellon Trust Company, N.A.

4.2	Ninth Supplemental Indenture, dated as of March 17, 2023, by and between Sprint LLC and The Bank of New York Mellon Trust Company, N.A.

99.1	Press Release announcing completion of Sprint and SCC consent solicitations, dated March 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T-MOBILE US, INC.

March 20, 2023	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and
Chief Financial Officer